SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: April 22, 2009
Date of earliest event reported: April 20, 2009
MARTHA STEWART LIVING OMNIMEDIA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-15395 (Commission File Number)	52-2187059 (IRS Employer Identification Number)

11 West 42nd Street New York, NY	10036
(Address of principal executive offices)	(Zip Code)
(212) 827-8000
Registrant’s telephone number, including area code
Not applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
INDEX OF EXHIBITS
EX-99.1: PRESS RELEASE

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On April 21, 2009, Martha Stewart Living Omnimedia, Inc. (the “Company”) announced the resignation of Wenda Harris Millard as the Company’s President of Media and Co-CEO. The Company also announced that Robin Marino will continue at the Company as President and CEO of Merchandising. It is expected that Ms. Marino will be recommended to join the Company’s Board of Directors following the Annual Meeting.
     The press release addressing these developments is attached as an exhibit to this Form 8-K.
     In connection with Ms. Millard’s resignation, on April 20, 2009, the Company entered into a separation agreement and related waiver and release of claims with Ms. Millard (collectively, the “Separation Agreement”) terminating her employment as of that date. The Separation Agreement provides for payment by the Company of Ms. Millard’s unpaid salary and accrued vacation time through the date of termination. In addition, for execution of the waiver and release and cooperation with the Company in effecting an orderly transition, the Company amended Ms. Millard’s March 2, 2009 option to purchase 330,000 shares of the Company’s Class A common stock at $1.96 to (i) reduce the number of shares subject to the option to 100,000, (ii) specify that the revised option will vest on the eighteen month anniversary of the date of termination, provided Ms. Millard is not in breach of obligations included in her September 17, 2008 employment agreement with the Company (which would include confidentiality, non-competition, non-solicitation and non-disparagement obligations), and (iii) allow the option to be exercisable for 12 months after vesting. All other unvested equity held by Ms. Millard terminates. The Company will reimburse Ms. Millard for her COBRA costs in an amount equal to the amount the Company would have paid for a period not to exceed a year or such earlier time as she becomes eligible for coverage from another employer, as well as for any unpaid or forfeited Company 401(k) contributions for 2009.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibit	Description
	99.1	Martha Stewart Living Omnimedia, Inc. Press Release dated April 21, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTHA STEWART LIVING OMNIMEDIA, INC.
Date: April 22, 2009	By:	/s/ William C. Stern
William C. Stern
General Counsel

INDEX OF EXHIBITS

Exhibit	Description
99.1	Martha Stewart Living Omnimedia, Inc. Press Release dated April 21, 2009